veris
RESIDENTIAL™

Earnings Release and Supplemental

Q1 2024

Bloomberg Gender-Equality Index 2023 Member

WELL Equity Rated

WELL Health-Safety Rated

FORTUNE Best Workplaces in New York™ 2023

GRESB ★★★★★ 2023

Great Place To Work® Certified JAN 2024-JAN 2025 USA

Table Of Contents

Page(s)
3	Earnings Release
Key Financial Data
7	Consolidated Balance Sheet
8	Consolidated Statement of Operations
9	FFO, Core FFO and Core AFFO
10	Adjusted EBITDA and EBITDAre
11	Components of Net Asset Value
Operating Portfolio
12	Multifamily Operating Portfolio
13	Commercial Assets and Developable Land
14	Same Store Market Information
15	Same Store Performance
Debt
16	Debt Profile
17	Debt Summary and Maturity Schedule
Reconciliations and Additional Details
18	Annex 1: Transaction Activity
19	Annex 2: Reconciliation of NOI
20	Annex 3: Consolidated Statements of Operations and Non-GAAP Financial Footnotes
21	Annex 4: Unconsolidated Joint Ventures
22	Annex 5: Debt Profile Footnotes
23	Annex 6: Multifamily Property Information
23	Annex 7: Noncontrolling Interests in Consolidated Joint Ventures
25	Non-GAAP Financial Definitions
27	Company Information

V E R I S    R E S I D  E  N  T  I  A  L,    I N C.
NEWS RELEASE
For Immediate Release
Veris Residential, Inc.
Reports First Quarter 2024 Results
JERSEY CITY, N.J., April 24, 2024 –– Veris Residential, Inc. (NYSE: VRE) (the “Company”), a forward-thinking, environmentally and socially conscious multifamily REIT, today reported results for the first quarter 2024.

	Three Months Ended,
	March 31, 2024	December 31, 2023
Net Income (Loss) per Diluted Share	$(0.04)	$(0.06)
Core FFO per Diluted Share	$0.14	$0.12
Core AFFO per Diluted Share	$0.18	$0.14
Dividend per Diluted Share	$0.0525	$0.0525

CAPITAL ALLOCATION AND BALANCE SHEET

–Sold $179 million of non-strategic assets, including the last office asset; two land parcels are currently under binding contract for $28 million.
–Secured a new $500 million three-plus-one-year term revolving credit facility and term loan package.
–Combination of proceeds from closed asset sales and new facilities to address all consolidated debt maturities through the end of 2025.
–Raising 2024 guidance, reflecting positive earnings impact anticipated from new, alternative financing strategy and anticipated debt reduction.

OPERATIONAL PERFORMANCE

–Same Store multifamily Blended Net Rental Growth Rate of 4.6%.
–Same Store NOI growth of over 14% YOY and 4% sequentially.
–Earned highest Online Reputation Assessment (ORA®) Score of REITs in the United States.
–Achieved highest ISS ESG Corporate Score of real estate companies in the United States.

Mahbod Nia, Chief Executive Officer, commented:"We had a positive start to the year, implementing and advancing a number of value-enhancing operational, capital recycling and balance-sheet-related initiatives, while continuing to deliver strong financial results."

"Despite the challenging credit environment, we were able to secure a $500 million credit facility and term loan from a broad range of lenders, providing us with substantial liquidity, financial flexibility and potential for enhanced earnings, as reflected in our raised guidance. We also unlocked another $145 million of idle equity from non-strategic asset sales while continuing to generate solid operational performance, as evidenced by our Same Store year-over-year NOI growth of 14%. Looking ahead, we are well positioned to execute on our multi-pronged optimization strategy as we seek to continue creating value for our shareholders."

	March 31, 2024	March 31, 2023
Same Store Units	7,622	7,622
Same Store Occupancy	94.1%	95.9%
Same Store Blended Rental Growth Rate	4.6%	10.2%
Average Rent per Home	$3,899	$3,622

SAME STORE PORTFOLIO PERFORMANCE

Haus25 and The James were added to the Same Store pool in 2024. These properties contributed nearly $8.7 million to NOI in the first quarter.

The following table presents a more detailed breakout of Same Store performance:

	Three Months Ended March 31,
	2024	2023	%
Total Property Revenue	$74,092	$68,063	8.9%
Controllable Expenses	12,622	12,517	0.8%
Non-Controllable Expenses	12,083	12,318	(1.9)%
Total Property Expenses	24,705	24,835	(0.5)%
Same Store NOI	$49,387	$43,228	14.2%

TRANSACTION ACTIVITY

As previously announced, the Company closed on the sales of 2 Campus and The Metropolitan Lofts joint venture for a combined gross price of $40 million, releasing approximately $16 million in net proceeds.

The last office asset in the portfolio, Harborside 5, sold for $85 million, releasing approximately $81 million in net proceeds.

Subsequent to quarter end, 107 Morgan land parcel sold for $54 million, releasing approximately $48 million in net proceeds. An additional $28 million across two land parcels are under binding contract with an expected close in the first half of 2024.

FINANCE AND LIQUIDITY

Virtually all (99.9%) of the Company`s debt is hedged or fixed. The Company`s total debt portfolio has a weighted average rate of 4.4% and weighted average maturity of 3.5 years.

	Three Months Ended,
Balance Sheet Metric	March 31, 2024	December 31, 2023
Weighted Average Interest Rate	4.4%	4.5%
Weighted Average Years to Maturity	3.5	3.7
Interest Coverage Ratio	1.5x	1.5x
Net Debt	1,714,800	1,799,318
TTM EBITDA	142,543	151,201
TTM Net Debt to EBITDA	12.0x	11.9x

On April 22, 2024, the Company successfully replaced its existing revolving credit facility and term loan package with a new $500 million secured facility package, comprising a $200 million delayed-draw term loan and $300 million revolving credit facility. Both the revolving credit facility and term loan have a three-year term and a one-year extension option. The facility package also has sustainability linked KPIs and includes a $200 million accordion feature.

Proceeds from the facilities will be used to repay existing loans over time as well as for general corporate purposes. No funds were drawn at closing. The Company expects to utilize interest rate caps to partially hedge future drawn funds.

DIVIDEND

The Company paid a dividend of $0.0525 per share on April 16, 2024.

ESG

In the first quarter, Veris Residential earned the highest ISS ESG Corporate Score of all real estate companies in the United States, surpassing all but three real estate companies globally. The Company was also named a Gold Green Lease Leader by the US Department of Energy and secured three awards from the International WELL Building Institute: the WELL Concept Leader Award, Equity Leadership Award, and Commitment and Engagement Award.

GUIDANCE

As a result of the anticipated earnings impact of the Company`s new credit facilities and associated debt reduction, the Company is raising its Core FFO per Share guidance in accordance with the following table:

2024 Guidance Ranges	Low		High
Same Store Revenue Growth	4.0%	—	5.0%
Same Store Expense Growth	5.0%	—	6.0%
Same Store NOI Growth	2.5%	—	5.0%

Core FFO per Share Guidance	Low		High
Net Loss per Share	$(0.38)	—	$(0.34)
Add back: Depreciation per Share	$0.88	—	$0.88
Core FFO per Share	$0.50	—	$0.54

CONFERENCE CALL/SUPPLEMENTAL INFORMATION

An earnings conference call with management is scheduled for Thursday, April 25, 2024, at 8:30 a.m. Eastern Time and will be broadcast live via the Internet at: http://investors.verisresidential.com/.

The live conference call is also accessible by dialing (877) 451-6152 (domestic) or (201) 389-0879 (international) and requesting the Veris Residential first quarter 2024 earnings conference call.

The conference call will be rebroadcast on Veris Residential, Inc.’s website at:
http://investors.verisresidential.com/ beginning at 8:30 a.m. Eastern Time on Thursday, April 25, 2024.

A replay of the call will also be accessible Friday, April 26, 2024, through Sunday, May 26, 2024, by calling (844) 512-2921 (domestic) or (412) 317-6671 (international) and using the passcode, 137343562.
Copies of Veris Residential, Inc.’s first quarter 2024 Form 10-Q and first quarter 2024 Supplemental Operating and Financial Data are available on Veris Residential, Inc.’s website: Financial Results

In addition, once filed, these items will be available upon request from:
Veris Residential, Inc. Investor Relations Department
Harborside 3, 210 Hudson St., Ste. 400, Jersey City, New Jersey 07311
ABOUT THE COMPANY
Veris Residential, Inc. is a forward-thinking, environmentally and socially conscious real estate investment trust (REIT) that primarily owns, operates, acquires and develops holistically inspired, Class A multifamily properties that meet the sustainability-conscious lifestyle needs of today's residents while seeking to positively impact the communities it serves and the planet at large. The company is guided by an experienced management team and Board of Directors and is underpinned by leading corporate governance principle; a best-in-class and sustainable approach to operations; and an inclusive culture based on equality and meritocratic empowerment.
For additional information on Veris Residential, Inc. and our properties available for lease, please visit http:// www.verisresidential.com/.
The information in this press release must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the press release without reference to the 10-Q and the Public Filings.
We consider portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.

We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading "Disclosure Regarding Forward-Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise, except as required under applicable law.

Investors	Media
Anna Malhari	Amanda Shpiner/Grace Cartwright
Chief Operating Officer	Gasthalter & Co.
investors@verisresidential.com	veris-residential@gasthalter.com

Additional details on Company Information page.

Consolidated Balance Sheet
(in thousands) (unaudited)

	March 31, 2024	December 31, 2023
ASSETS
Rental property
Land and leasehold interests	$463,826	$474,499
Buildings and improvements	2,633,849	2,782,468
Tenant improvements	8,391	30,908
Furniture, fixtures and equipment	105,668	103,613
	3,211,734	3,391,488
Less – accumulated depreciation and amortization	(372,241)	(443,781)
	2,839,493	2,947,707
Real estate held for sale, net	66,975	58,608
Net investment in rental property	2,906,468	3,006,315
Cash and cash equivalents	112,701	28,007
Restricted cash	25,649	26,572
Investments in unconsolidated joint ventures	118,830	117,954
Unbilled rents receivable, net	1,542	5,500
Deferred charges and other assets, net	45,999	53,956
Accounts receivable	1,671	2,742
Total Assets	$3,212,860	$3,241,046
LIABILITIES & EQUITY
Mortgages, loans payable and other obligations, net	1,853,149	1,853,897
Dividends and distributions payable	5,642	5,540
Accounts payable, accrued expenses and other liabilities	53,839	55,492
Rents received in advance and security deposits	12,234	14,985
Accrued interest payable	6,486	6,580
Total Liabilities	1,931,350	1,936,494
Redeemable noncontrolling interests	9,294	24,999
Total Stockholders’ Equity	1,132,231	1,137,478
Noncontrolling interests in subsidiaries:
Operating Partnership	106,544	107,206
Consolidated joint ventures	33,441	34,869
Total Noncontrolling Interests in Subsidiaries	$139,985	$142,075
Total Equity	$1,272,216	$1,279,553
Total Liabilities and Equity	$3,212,860	$3,241,046

Consolidated Statement of Operations
(In thousands, except per share amounts) (unaudited) 1

	Three Months Ended March 31,
REVENUES	2024	2023
Revenue from leases	$60,642	$56,097
Real estate services	922	911
Parking income	3,745	3,728
Other income	2,031	1,862
Total revenues	67,340	62,598
EXPENSES
Real estate taxes	9,177	9,559
Utilities	2,271	2,063
Operating services	12,570	11,383
Real estate services expenses	5,242	1,943
General and administrative	11,088	10,281
Transaction related costs	516	1,027
Depreciation and amortization	20,117	21,788
Land and other impairments, net	—	3,396
Total expenses	60,981	61,440
OTHER (EXPENSE) INCOME
Interest expense	(21,500)	(22,014)
Interest and other investment income	538	116
Equity in earnings (losses) of unconsolidated joint ventures	254	(68)
Gain (loss) on disposition of developable land	784	(22)
Gain (loss) on sale of unconsolidated joint venture interests	7,100	—
Other income (expense), net	255	1,998
Total other (expense) income, net	(12,569)	(19,990)
Loss from continuing operations before income tax expense	(6,210)	(18,832)
Provision for income taxes	(59)	—
Loss from continuing operations after income tax expense	(6,269)	(18,832)
Income from discontinued operations	252	1,822
Realized gains (losses) and unrealized gains (losses) on disposition of rental property and impairments, net	1,548	780
Total discontinued operations, net	1,800	2,602
Net loss	(4,469)	(16,230)
Noncontrolling interest in consolidated joint ventures	495	587
Noncontrolling interests in Operating Partnership of income from continuing operations	523	2,277
Noncontrolling interests in Operating Partnership in discontinued operations	(155)	(241)
Redeemable noncontrolling interests	(297)	(6,366)
Net loss available to common shareholders	$(3,903)	$(19,973)
Basic earnings per common share:
Net loss available to common shareholders	$(0.04)	$(0.27)
Diluted earnings per common share:
Net loss available to common shareholders	$(0.04)	$(0.27)
Basic weighted average shares outstanding	92,275	91,226
Diluted weighted average shares outstanding(6)	100,968	100,526

1 For more details see Reconciliation to Net Income (Loss) to NOI

FFO, Core FFO and Core AFFO

(in thousands, except per share/unit amounts)

	Three Months Ended March 31,
	2024	2023
Net loss available to common shareholders	$(3,903)	$(19,973)
Add (deduct): Noncontrolling interests in Operating Partnership	(523)	(2,277)
Noncontrolling interests in discontinued operations	155	241
Real estate-related depreciation and amortization on continuing operations(1)	22,631	24,129
Real estate-related depreciation and amortization on discontinued operations	668	6,815
Continuing operations: Gain on sale from unconsolidated joint ventures	(7,100)	—
Discontinued operations: Realized (gains) losses and unrealized (gains) losses on disposition of rental property, net	(1,548)	(780)
FFO(2)	$10,380	$8,155

Add/(Deduct):
Loss from extinguishment of debt, net	—	12
Land and other impairments	—	3,396
(Gain) Loss on disposition of developable land	(784)	22
Rebranding and Severance/Compensation related costs (G&A)	1,637	1,148
Rebranding and Severance/Compensation related costs (RE Services)	1,526	—
Amortization of derivative premium	904	1,133
Transaction related costs	516	1,027
Core FFO	$14,179	$14,893

Add (Deduct) Non-Cash Items:
Straight-line rent adjustments(3)	25	(1,253)
Amortization of market lease intangibles, net	(7)	(30)
Amortization of lease inducements	7	15
Amortization of stock compensation	3,727	2,877
Non-real estate depreciation and amortization	210	384
Amortization of deferred financing costs	1,242	1,211
Deduct:
Non-incremental revenue generating capital expenditures:
Building improvements	(1,040)	(2,092)
Tenant improvements and leasing commissions(4)	(9)	(352)
Tenant improvements and leasing commissions on space vacant for more than one year	—	(736)
Core AFFO(2)	$18,334	$14,917

Funds from Operations per share/unit-diluted	$0.10	$0.08
Core Funds from Operations per share/unit-diluted	$0.14	$0.15
Dividends declared per common share	$0.0525	—

See Non-GAAP Financial Definitions.
See Consolidated Statements of Operations and Non-GAAP Financial Footnotes page.

Adjusted EBITDA and EBITDAre
($ in thousands) (unaudited)

	Three Months Ended March 31,
	2024	2023
Core FFO (calculated on a previous page)	$14,179	$14,893
Deduct:
Equity in (earnings) loss of unconsolidated joint ventures	(459)	68
Equity in earnings share of depreciation and amortization	(2,724)	(2,576)
Add-back:
Interest expense	21,500	22,836
Amortization of derivative premium	(904)	(1,133)
Recurring joint venture distributions	1,701	1,547
Noncontrolling interests in consolidated joint ventures	(495)	(587)
Redeemable noncontrolling interests	297	6,366
Income tax expense	82	51
Adjusted EBITDA	$33,177	$41,465

Add/(Deduct):
Noncontrolling interests in Operating Partnership of income from continuing operations	(523)	(2,277)
Noncontrolling interests in Operating Partnership in discontinued operations	155	241
Noncontrolling interests in consolidated joint ventures(a)	(495)	(587)
Redeemable noncontrolling interests	297	6,366
Interest expense	21,500	22,836
Income tax expense	82	51
Depreciation and amortization	20,785	28,754
Deduct:
Discontinued operations: Realized (gains) losses and unrealized (gains) losses on disposition of rental property, net	(1,548)	(780)
Equity in (earnings) loss of unconsolidated joint ventures	(254)	68
Add:
Company's share of property NOI's in unconsolidated joint ventures(1)	7,728	13,381
EBITDAre	$43,824	$48,080
Add:
Loss from extinguishment of debt, net	—	12
Severance and compensation-related costs	1,637	1,148
Transaction related costs	516	1,027
Land and other impairments, net	—	3,396
Gain on disposition of developable land	(784)	22
Amortization of derivative premium	904	1,133
Adjusted EBITDAre	$46,097	$54,818

Net debt at period end(5)	$1,714,800	$1,763,369
Net debt to Adjusted EBITDA	12.9x	10.6x

See Consolidated Statements of Operations and Non-GAAP Financial Footnotes page.
See Non-GAAP Financial Definitions.
a) See Noncontrolling Interests in Consolidated Joint Ventures page.

Components of Net Asset Value
($ in thousands)

Real Estate Portfolio			Other Assets

Operating Multifamily NOI[1]	Total	At Share	Cash and Cash Equivalents[2]	$142,180
New Jersey Waterfront	$165,056	$140,266	Restricted Cash	25,649
Massachusetts	25,080	25,080	Other Assets	49,212
Other	30,276	22,329	Subtotal Other Assets	$217,041
Total Multifamily NOI	$220,412	$187,676
Commercial NOI[3]	4,588	3,712	Liabilities and Other Considerations
Total NOI	$225,000	$191,387
			Operating - Consolidated Debt at Share	$1,793,947
Non-Strategic Assets			Operating - Unconsolidated Debt at Share	297,806
			Other Liabilities	78,201
Non-Strategic Assets Under Binding Contract[4]		$28,000	Revolving Credit Facility[5]	—
Estimated Land Value[6]		187,311	Term Loan[5]	—
Subtotal Non-Strategic Assets		$215,311	Preferred Units	9,294
			Subtotal Liabilities and Other Considerations	$2,179,248

			Outstanding Shares[7]

			Diluted Weighted Average Shares Outstanding for 1Q 2024	100,967,737

1 See Multifamily Operating Portfolio page for more details. The Real Estate Portfolio table is reflective of the quarterly NOI annualized.
2 Pro forma cash as of April 22, 2024, for transaction activity that occurred subsequent to quarter end.
3 See Commercial Assets and Developable Land page for more details.
4 Represents the estimated gross price of two land parcels, 6 Becker and 85 Livingston.
5 The prior facility comprised of a $115 million term loan and $60 million revolver was terminated on April 22, 2024. The Company simultaneously secured a $500 million facility comprised of a $300 million revolver and $200 million delayed-draw term loan. The facility has a three-year term with a one-year extension option and a $200 million accordion feature.
6 Based off 4,139 potential units, see Commercial Assets and Developable Land page for more details.
7 Common Shares Outstanding as of March 31, 2024 were 92,385,167.

See Non-GAAP Financial Definitions.

Multifamily Operating Portfolio

(in thousands, except Revenue per home)

			Operating Highlights
			Percentage Occupied		Average Revenue per Home		NOI		Debt Balance
	Ownership	Apartments	1Q 2024	4Q 2023	1Q 2024	4Q 2023	1Q 2024	4Q 2023
NJ Waterfront
Haus25	100.0%	750	91.4%	94.1%	$4,788	$4,665	$7,279	$6,884	$343,061
Liberty Towers	100.0%	648	94.7%	93.2%	4,221	4,220	4,665	4,930	265,000
BLVD 401	74.3%	311	95.0%	97.4%	4,134	4,138	2,470	2,427	117,000
BLVD 425	74.3%	412	95.7%	95.6%	3,995	3,987	3,103	3,038	131,000
BLVD 475	100.0%	523	96.4%	96.5%	4,063	4,078	4,675	4,180	165,000
Soho Lofts	100.0%	377	95.9%	94.4%	4,718	4,627	2,905	2,616	158,034
Urby Harborside	85.0%	762	90.7%	92.3%	4,072	4,014	5,318	5,370	185,017
RiverHouse 9	100.0%	313	94.8%	96.2%	4,242	4,148	2,899	2,358	110,000
RiverHouse 11	100.0%	295	95.9%	94.6%	4,405	4,177	2,518	2,140	100,000
RiverTrace	22.5%	316	94.5%	95.6%	3,804	3,711	2,273	2,184	82,000
Capstone	40.0%	360	96.6%	95.0%	4,339	4,379	3,159	2,973	135,000
NJ Waterfront Subtotal	85.0%	5,067	94.2%	94.6%	$4,274	$4,219	$41,264	$39,100	$1,791,112
Massachusetts
Portside at East Pier	100.0%	181	94.4%	94.9%	$3,206	$3,174	$1,159	$1,163	$56,500
Portside 2 at East Pier	100.0%	296	95.7%	96.2%	3,328	3,384	1,997	2,034	96,613
145 Front at City Square	100.0%	365	94.2%	92.9%	2,531	2,576	1,549	1,608	62,746
The Emery	100.0%	326	96.1%	92.3%	2,730	2,760	1,565	1,515	71,758
Massachusetts Subtotal	100.0%	1,168	95.1%	93.9%	$2,893	$2,925	$6,270	$6,320	$287,617
Other
The Upton	100.0%	193	91.8%	91.7%	$4,614	$4,752	$1,417	$1,475	$75,000
The James	100.0%	240	93.9%	96.3%	3,027	3,052	1,380	1,330	—
Signature Place	100.0%	197	95.8%	97.5%	3,157	3,174	1,017	974	43,000
Quarry Place at Tuckahoe	100.0%	108	93.9%	93.5%	4,352	4,321	707	709	41,000
Riverpark at Harrison	45.0%	141	92.9%	92.2%	2,886	2,885	514	577	30,192
Metropolitan at 40 Park[1]	25.0%	130	89.9%	95.4%	3,675	3,613	711	721	34,100
Station House	50.0%	378	91.5%	92.1%	2,873	2,562	1,823	1,713	88,927
Other Subtotal	73.8%	1,387	92.7%	94.0%	$3,374	$3,307	$7,569	$7,499	$312,219
Operating Portfolio[2,3]	85.2%	7,622	94.1%	94.4%	$3,899	$3,855	$55,103	$52,919	$2,390,948
Metropolitan Lofts[4]							$81	$319	$—
Total Portfolio							$55,184	$53,238	$2,390,948

1 As of March 31, 2024, Priority Capital included Metropolitan at $23.3M (Prudential).
2 Excludes approximately 189,367 sqft of ground floor retail of which 140,522 sf was leased as of March 31, 2024.
3 See Unconsolidated Joint Ventures and Multifamily Property Information pages for more details.
4 In January 2024, the Company's joint venture sold Lofts at 40 Park ("Metropolitan Lofts") thus it is excluded from same store calculations. Proceeds from the sale were used to repay the outstanding loan balance.
                                                            12

Commercial Assets and Developable Land

($ in thousands)

Commercial	Location	Ownership	Rentable SF	Percentage Leased 1Q 2024	Percentage Leased 4Q 2023	NOI 1Q 2024	NOI 4Q 2023	Debt Balance
Port Imperial Garage South	Weehawken, NJ	70.0%	320,426	N/A	N/A	$468	$517	$31,511
Port Imperial Garage North	Weehawken, NJ	100.0%	304,617	N/A	N/A	(57)	36	—
Port Imperial Retail South	Weehawken, NJ	70.0%	18,064	100.0%	100.0%	202	185	—
Port Imperial Retail North	Weehawken, NJ	100.0%	8,400	100.0%	100.0%	72	373	—
Riverwalk at Port Imperial	West New York, NJ	100.0%	30,426	73.2%	59.2%	177	221	—
Shops at 40 Park	Morristown, NJ	25.0%	50,973	69.0%	69.0%	285	267	6,067
Commercial Total		80.9%	732,906	77.8%	73.8%	$1,147	$1,599	$37,578

Developable Land Parcels[1]
NJ Waterfront[2]	2,351
Massachusetts	849
Other	1,378
Developable Land Parcels Total	4,578
Under Binding Contract for Sale	439
Total Less Under Binding Contract	4,139

1 The Company has an additional 13,775 SF of potential retail space within land developments that is not represented in this table.
2 Reflects the sale of 107 Morgan subsequent to quarter end.

Same Store Market Information1

Sequential Quarter Comparison

(NOI in thousands)

		NOI at Share			Occupancy			Blended Lease Rate[2]
	Apartments	1Q 2024	4Q 2023	Change	1Q 2024	4Q 2023	Change	1Q 2024	4Q 2023
New Jersey Waterfront	5,067	$36,697	$34,754	5.6%	94.2%	94.6%	(0.4)%	4.1%	7.7%
Massachusetts	1,168	6,520	6,572	(0.8)%	95.1%	93.9%	1.2%	2.9%	0.5%
Other[3]	1,387	6,170	6,089	1.3%	92.7%	94.0%	(1.3)%	4.8%	4.6%
Total	7,622	$49,387	$47,415	4.2%	94.1%	94.4%	(0.3)%	4.6%	6.1%

Year-over-Year First Quarter Comparison

(NOI in thousands)

		NOI at Share			Occupancy			Blended Lease Rate[2]
	Apartments	1Q 2024	1Q 2023	Change	1Q 2024	1Q 2023	Change	1Q 2024	1Q 2023
New Jersey Waterfront	5,067	$36,697	$31,159	17.8%	94.2%	96.2%	(2.0)%	4.1%	13.2%
Massachusetts	1,168	6,520	6,155	5.9%	95.1%	95.5%	(0.4)%	2.9%	4.2%
Other[3]	1,387	6,170	5,914	4.3%	92.7%	94.8%	(2.1)%	4.8%	3.6%
Total	7,622	$49,387	$43,228	14.2%	94.1%	95.9%	(1.8)%	4.6%	10.2%

Average Revenue per Home (based on 7,622 units from 1Q23 to Present)

	1Q 2024	4Q 2023	3Q 2023	2Q 2023	1Q 2023	1Q 2022[4]
New Jersey Waterfront	$4,274	$4,219	$4,084	$4,048	$3,919	$3,298
Massachusetts	2,893	2,925	2,918	2,836	2,798	2,554
Other[3]	3,374	3,307	3,350	3,356	3,227	2,930
Total	$3,899	$3,855	$3,772	$3,736	$3,622	$3,103
1 All statistics are based off the current 7,622 Same Store pool. Same Store 4Q23 was 6,691 and before 2023 the actual pool was 5,825 units when initially reported.
2 Blended lease rates exclude properties not managed by Veris.
3 "Other" includes properties in Suburban NJ, New York, and Washington, DC. See Multifamily Operating Portfolio page for breakout.
4 The total portfolio included 6,691 units in 2022. The average revenue per home is based on the total portfolio less Metropolitan Lofts for 1Q 2022.
See Non-GAAP Financial Definitions.

Same Store Performance
($ in thousands)

Multifamily Same Store[1]
	Three Months Ended March 31,				Sequential
	2024	2023	Change	%	1Q24	4Q23	Change	%
Apartment Rental Income	$66,697	$61,873	$4,824	7.8%	$66,697	$66,597	$100	0.2%
Parking/Other Income	7,395	6,190	1,205	19.5%	7,395	6,887	508	7.4%
Total Property Revenues[2]	$74,092	$68,063	$6,029	8.9%	$74,092	$73,484	$608	0.8%
Marketing & Administration	2,138	2,345	(207)	(8.8)%	2,138	2,559	(421)	(16.5)%
Utilities	2,573	2,424	149	6.1%	2,573	2,190	383	17.5%
Payroll	4,298	4,445	(147)	(3.3)%	4,298	4,667	(369)	(7.9)%
Repairs & Maintenance	3,613	3,303	310	9.4%	3,613	4,431	(818)	(18.5)%
Controllable Expenses	$12,622	$12,517	$105	0.8%	$12,622	$13,847	$(1,225)	(8.8)%
Other Fixed Fees	722	717	5	0.7%	722	737	(15)	(2.0)%
Insurance	1,780	1,781	(1)	(0.1)%	1,780	1,744	36	2.1%
Real Estate Taxes	9,581	9,820	(239)	(2.4)%	9,581	9,741	(160)	(1.6)%
Non-Controllable Expenses	$12,083	$12,318	$(235)	(1.9)%	$12,083	$12,222	$(139)	(1.1)%
Total Property Expenses	$24,705	$24,835	$(130)	(0.5)%	$24,705	$26,069	$(1,364)	(5.2)%
Same Store GAAP NOI	$49,387	$43,228	$6,159	14.2%	$49,387	$47,415	$1,972	4.2%
Real Estate Tax Adjustments[3]	—	(490)	490		—	—	—
Normalized Same Store NOI	$49,387	$43,718	$5,669	13.0%	$49,387	$47,415	$1,972	4.2%
Total Units	7,622	7,622			7,622	7,622
% Ownership	85.2%	85.2%			85.2%	85.2%
% Occupied - Quarter End	94.1%	95.9%	(1.8)%		94.1%	94.4%	(0.3)%
1 Values represent the Company`s pro rata ownership of the operating portfolio. The James and Haus25 were added to the Same Store pool in 1Q 2024.
2 Revenues reported based on Generally Accepted Accounting Principals or "GAAP".
3 Represents tax settlements and final tax rate adjustments recognized that are applicable to prior periods.

See Non-GAAP Financial Definitions.

Debt Profile

($ in thousands)

	Lender	Effective Interest Rate(1)	March 31, 2024	December 31, 2023	Date of Maturity
Secured Permanent Loans
Signature Place	Nationwide Life Insurance Company	3.74%	43,000	43,000	08/01/24
Liberty Towers	American General Life Insurance Company	3.37%	265,000	265,000	10/01/24
Portside 2 at East Pier	New York Life Insurance Co.	4.56%	96,613	97,000	03/10/26
BLVD 425	New York Life Insurance Co.	4.17%	131,000	131,000	08/10/26
BLVD 401	New York Life Insurance Co.	4.29%	117,000	117,000	08/10/26
Portside at East Pier(2)	KKR	SOFR + 2.75%	56,500	56,500	09/07/26
The Upton(3)	Bank of New York Mellon	SOFR + 1.58%	75,000	75,000	10/27/26
145 Front at City Square(4)	US Bank	SOFR + 1.84%	62,746	63,000	12/10/26
RiverHouse 9(5)	JP Morgan	SOFR + 1.41%	110,000	110,000	06/21/27
Quarry Place at Tuckahoe	Natixis Real Estate Capital, LLC	4.48%	41,000	41,000	08/05/27
BLVD 475	The Northwestern Mutual Life Insurance Co.	2.91%	165,000	165,000	11/10/27
Haus25	Freddie Mac	6.04%	343,061	343,061	09/01/28
RiverHouse 11	The Northwestern Mutual Life Insurance Co.	4.52%	100,000	100,000	01/10/29
Soho Lofts	Flagstar Bank	3.77%	158,034	158,777	07/01/29
Port Imperial Garage South	American General Life & A/G PC	4.85%	31,511	31,645	12/01/29
The Emery	Flagstar Bank	3.21%	71,758	72,000	01/01/31
Principal Balance Outstanding			$1,867,223	$1,868,983
Unamortized Deferred Financing Costs			(14,074)	(15,086)
Total Secured Permanent Loans			$1,853,149	$1,853,897

Secured RCF & Term Loans:
Revolving Credit Facility	JP Morgan & Goldman Sachs	SOFR + 4.10%	$—	$—	07/25/24
Term Loan	JP Morgan & Goldman Sachs	SOFR + 4.10%	—	—	07/25/24
Total RCF & Term Loan Debt(6)			$—	$—
Total Debt			$1,853,149	$1,853,897

See to Debt Profile Footnotes page.

Debt Summary and Maturity Schedule

As of March 31, 99.9% of the Company`s total pro forma debt portfolio (consolidated and unconsolidated) is hedged or fixed. The Company`s total debt portfolio has a weighted average interest rate of 4.4% and a weighted average maturity of 3.5 years.

($ in thousands)

	Balance	% of Total	Weighted Average Interest Rate	Weighted Average Maturity in Years
Fixed Rate & Hedged Debt
Fixed Rate & Hedged Secured Debt	$1,867,223	100.0%	4.34%	3.2
Variable Rate Debt
Variable Rate Debt[1]	—	—%	—%	—
Totals / Weighted Average	$1,867,223	100.0%	4.34%	3.2
Unamortized Deferred Financing Costs	(14,074)
Total Consolidated Debt, net	$1,853,149
Partners’ Share	(73,276)
VRE Share of Total Consolidated Debt, net[2]	$1,779,873

Unconsolidated Secured Debt
VRE Share	$297,806	53.1%	4.89%	5.0
Partners’ Share	263,497	46.9%	4.89%	5.0
Total Unconsolidated Secured Debt	$561,303	100.0%	4.89%	5.0

Pro Rata Debt Portfolio
Fixed Rate & Hedged Secured Debt	$2,090,236	99.9%	4.42%	3.5
Variable Rate Secured Debt	1,517	0.1%	7.31%	0.8
Total Pro Rata Debt Portfolio	$2,091,753	100.0%	4.42%	3.5

Pro Forma Debt Maturity Schedule3

1 Variable rate debt includes the Revolver and reflects the balances on the Revolver and Term Loan.
2 Minority interest share of consolidated debt is comprised of $33.7 million at BLVD 425, $30.1 million at BLVD 401 and $9.5 million at Port Imperial South Garage.
3 The Unused Term Loan and Unused Revolver Capacity balances are shown with the one-year extension option utilized on the new facilities.

Annex 1: Transaction Activity

2024 Dispositions to Date
$ in thousands except per SF
	Location	Transaction Date	Number of Buildings	SF	Gross Asset Value
Land
2 Campus Drive	Parsippany-Troy Hills, NJ	1/3/2024	N/A	N/A	$9,700
107 Morgan	Jersey City, NJ	4/16/2024	N/A	N/A	54,000
Subtotal Land					$63,700
Multifamily
Metropolitan Lofts[1]	Morristown, NJ	1/12/2024	1	54,683	$30,300
Subtotal Multifamily			1	54,683	$30,300
Office
Harborside 5	Jersey City, NJ	3/20/2024	1	977,225	$85,300
Subtotal Office			1	977,225	$85,300
			2024 Dispositions to Date		$179,300

1 The joint venture sold the property; releasing approximately $6 million of net proceeds to the Company.

Annex 2: Reconciliation of Net Income (Loss) to NOI (three months ended)

	1Q 2024	4Q 2023
	Total	Total
Net Income (Loss)	$(4,469)	$(5,746)
Deduct:
Income from discontinued operations	(252)	33,489
Realized gains and unrealized gains on disposition of rental property and impairments, net	(1,548)	(43,970)
Real estate services income	(922)	(1,084)
Interest and other investment income	(538)	(232)
Equity in (earnings) losses of unconsolidated joint ventures	(254)	(260)
(Gain) loss on disposition of developable land	(784)	(7,090)
Loss from extinguishment of debt, net	—	1,903
Realized gains (losses) and unrealized gains (losses) on disposition of rental property, net	—	2
Gain on sale of unconsolidated joint venture interests	(7,100)	—
Other income, net	(255)	(77)
Add:
Real estate services expenses	5,242	4,323
General and administrative	11,088	9,990
Transaction related costs	516	576
Depreciation and amortization	20,117	21,227
Interest expense	21,500	21,933
Provision for income taxes	59	199
Land impairments and other impairments, net	—	5,928
Net Operating Income (NOI)	$42,400	$41,111

Summary of Consolidated Multifamily NOI by Type (unaudited):	1Q 2024	4Q 2023
Total Consolidated Multifamily - Operating Portfolio	$41,305	$39,381
Total Consolidated Commercial	862	1,332
Total NOI from Consolidated Properties (excl. unconsolidated JVs/subordinated interests)	$42,167	$40,713
NOI (loss) from services, land/development/repurposing & other assets	875	660
Total Consolidated Multifamily NOI	$43,042	$41,373

See Consolidated Statement of Operations page.

See Non-GAAP Financial Definitions.

Annex 3: Consolidated Statement of Operations and Non-GAAP Financial Footnotes

FFO, Core FFO, AFFO, NOI, Adjusted EBITDA, & EBITDAre

1.Includes the Company’s share from unconsolidated joint ventures, and adjustments for noncontrolling interest of $2.7 million and $2.6 million for the three months ended March 31, 2024 and 2023, respectively. Excludes non-real estate-related depreciation and amortization of $0.2 million for the three months ended March 31, 2024 and 2023, respectively.
2.Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (Nareit). See Non-GAAP Financial Definitions for information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre.
3.Includes the Company's share from unconsolidated joint ventures of $9.3 thousand and $26.6 thousand for the three months ended March 31, 2024 and 2023, respectively.
4.Excludes expenditures for tenant spaces in properties that have not been owned by the Company for at least a year.
5.Net Debt calculated by taking the sum of secured revolving credit facility, secured term loan, and mortgages, loans payable and other obligations, and deducting cash and cash equivalents and restricted cash, all at period end.
6.Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares 8,418 and 9,146 shares for the three months ended March 31, 2024 and 2023, respectively, plus dilutive Common Stock Equivalents (i.e. stock options).

Back to Consolidated Statement of Operations page.
Back to FFO, Core FFO and Core AFFO page.
Back to Adjusted EBITDA and EBITDAre page

Annex 4: Unconsolidated Joint Ventures

($ in thousands)

Property	Units	Physical Occupancy	VRE's Nominal Ownership[1]	1Q 2024 NOI[2]	Total Debt	VRE Share of 1Q NOI	VRE Share of Debt
Multifamily
Urby Harborside	762	90.7%	85.0%	$5,318	$185,017	$4,520	$157,264
RiverTrace at Port Imperial	316	94.5%	22.5%	2,273	82,000	511	18,450
Capstone at Port Imperial	360	96.6%	40.0%	3,159	135,000	1,264	54,000
Riverpark at Harrison	141	92.9%	45.0%	514	30,192	231	13,586
Metropolitan at 40 Park	130	89.9%	25.0%	711	34,100	178	8,525
Station House	378	91.5%	50.0%	1,823	88,927	912	44,464
Total Multifamily	2,087	92.5%	55.0%	$13,798	$555,236	$7,616	$296,289
Retail
Shops at 40 Park	N/A	69.0%	25.0%	285	6,067	71	1,517
Total Retail	N/A	69.0%	25.0%	$285	$6,067	$71	$1,517
Total UJV				$14,083	$561,303	$7,687	$297,806
Metropolitan Lofts[3]				81		41
Total UJV Adjusted				$14,164		$7,728
1 Amounts represent the Company's share based on ownership percentage.
2 The sum of property level revenue, straight line and ASC 805 adjustments; less: operating expenses, real estate taxes and utilities.
3 Metropolitan Lofts sold on January 12, 2024.

Annex 5: Debt Profile Footnotes

1.Effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to-market adjustment of acquired debt and other transaction costs, as applicable.
2.The loan on Portside at East Pier is capped at a strike rate of 3.5%, expiring in September 2026.
3.The loan on Upton is capped at a strike rate of 1.0%, expiring in October 2024.
4.The loan on 145 Front Street is capped at a strike rate of 4.0%, expiring in June 2024. Subsequent to quarter end, the Company noticed the lender of its intention to prepay the loan in May 2024. After the loan is repaid, the Company plans to contribute the asset to the collateral pool of its new facility package.
5.The loan on RiverHouse 9 is capped at a strike rate of 3.0%, expiring in June 2024.
6.On April 22, 2024, the Company terminated its existing facility comprised of a $115 million term loan and $60 million revolver. The Company simultaneously secured a $500 million facility with a group of eight lenders, comprised of a $300 million revolver and $200 million delayed-draw term loan. The facility has a three-year term ending April 2027, with a one-year extension option. For more details on the facility please refer to the terms outlined in the first quarter 2024 10-Q.

Back to Debt Profile page.

22

Annex 6: Multifamily Property Information

	Location	Ownership	Apartments	Rentable SF	Average Size	Year Complete
NJ Waterfront
Haus25	Jersey City, NJ	100.0%	750	617,787	824	2022
Liberty Towers	Jersey City, NJ	100.0%	648	602,210	929	2003
BLVD 401	Jersey City, NJ	74.3%	311	273,132	878	2016
BLVD 425	Jersey City, NJ	74.3%	412	369,515	897	2003
BLVD 475	Jersey City, NJ	100.0%	523	475,459	909	2011
Soho Lofts	Jersey City, NJ	100.0%	377	449,067	1,191	2017
Urby Harborside	Jersey City, NJ	85.0%	762	474,476	623	2017
RiverHouse 9	Weehawken, NJ	100.0%	313	245,127	783	2021
RiverHouse 11	Weehawken, NJ	100.0%	295	250,591	849	2018
RiverTrace	West New York, NJ	22.5%	316	295,767	936	2014
Capstone	West New York, NJ	40.0%	360	337,991	939	2021
NJ Waterfront Subtotal		85.0%	5,067	4,391,122	867
Massachusetts
Portside at East Pier	East Boston, MA	100.0%	181	156,091	862	2015
Portside 2 at East Pier	East Boston, MA	100.0%	296	230,614	779	2018
145 Front at City Square	Worcester, MA	100.0%	365	304,936	835	2018
The Emery	Revere, MA	100.0%	326	273,140	838	2020
Massachusetts Subtotal		100.0%	1,168	964,781	826
Other
The Upton	Short Hills, NJ	100.0%	193	217,030	1,125	2021
The James	Park Ridge, NJ	100.0%	240	215,283	897	2021
Signature Place	Morris Plains, NJ	100.0%	197	203,716	1,034	2018
Quarry Place at Tuckahoe	Eastchester, NY	100.0%	108	105,551	977	2016
Riverpark at Harrison	Harrison, NJ	45.0%	141	124,774	885	2014
Metropolitan at 40 Park	Morristown, NJ	25.0%	130	124,237	956	2010
Station House	Washington, DC	50.0%	378	290,348	768	2015
Other Subtotal		73.8%	1,387	1,280,939	924
Operating Portfolio		85.2%	7,622	6,636,842	871
Metropolitan Lofts[1]	Morristown, NJ	50.0%	59	54,683	927	2018
Operating Portfolio 4Q23		85.0%	7,681	6,691,525	871

Back to Multifamily Operating Portfolio page.
1 Metropolitan Lofts sold on January 12, 2024.

Annex 7: Noncontrolling Interests in Consolidated Joint Ventures

	Three Months Ended March 31,
	2024	2023
BLVD 425	$80	$17
BLVD 401	(552)	(558)
Port Imperial Garage South	(26)	(45)
Port Imperial Retail South	34	25
Other consolidated joint ventures	(31)	(26)
Net losses in noncontrolling interests	$(495)	$(587)
Depreciation in noncontrolling interests	721	712
Funds from operations - noncontrolling interest in consolidated joint ventures	$226	$125
Interest expense in noncontrolling interest in consolidated joint ventures	788	792
Net operating income before debt service in consolidated joint ventures	$1,014	$917

Back to Adjusted EBITDA and EBITDAre page.

Non-GAAP Financial Definitions

NON-GAAP FINANCIAL MEASURES
Included in this financial package are Funds from Operations, or FFO, Core Funds from Operations, or Core FFO, net operating income, or NOI and Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization, or Adjusted EBITDA, and EBIDAre or Earnings Before Interest, Taxes, Depreciation, Amortization and Rent Costs, each a “non-GAAP financial measure,” measuring Veris Residential, Inc.’s historical or future financial performance that is different from measures calculated and presented in accordance with generally accepted accounting principles (“U.S. GAAP”), within the meaning of the applicable Securities and Exchange Commission rules. Veris Residential, Inc. believes these metrics can be a useful measure of its performance which is further defined.

Adjusted Earnings Before Interest, Tax, Depreciation and Amortization (Adjusted "EBITDA")
The Company defines Adjusted EBITDA as Core FFO, plus interest expense, plus income tax expense, plus income (loss) in noncontrolling interest in consolidated joint ventures, and plus adjustments to reflect the entity's share of Adjusted EBITDA of unconsolidated joint ventures. The Company presents Adjusted EBITDA because the Company believes that Adjusted EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.

Blended Net Rental Growth Rate or Blended Lease Rate
Weighted average of the net effective change in rent (inclusive of concessions) for a lease with a new resident or for a renewed lease compared to the rent for the prior lease of the identical apartment unit.
Core FFO and Adjusted FFO ("AFFO")
Core FFO is defined as FFO, as adjusted for certain items to facilitate comparative measurement of the Company's performance over time. Adjusted FFO ("AFFO") is defined as Core FFO less (i) recurring tenant improvements, leasing commissions, and capital expenditures, (ii) straight-line rents and amortization of acquired above/below market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. Core FFO and Adjusted AFFO are presented solely as supplemental disclosure that the Company's management believes provides useful information to investors and analysts of its results, after adjusting for certain items to facilitate comparability of its performance from period to period. Core FFO and Adjusted FFO are non-GAAP financial measures that are not intended to represent cash flow and are not indicative of cash flows provided by operating activities as determined in accordance with GAAP. As there is not a generally accepted definition established for Core FFO and Adjusted FFO, the Company's measures of Core FFO may not be comparable to the Core FFO and Adjusted FFO reported by other REITs. A reconciliation of net income per share to Core FFO and Adjusted FFO in dollars and per share are included in the financial tables accompanying this press release.

Earnings Before Interest, Tax, Depreciation, Amortization, and Rent Costs ("EBITDAre")
The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of Nareit in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. The Company presents EBITDAre, because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.

Funds From Operations ("FFO")
FFO is defined as net income (loss) before noncontrolling interests in Operating Partnership, computed in accordance with U.S. GAAP, excluding gains or losses from depreciable rental property transactions (including both acquisitions and dispositions), and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from property transactions and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.

Non-GAAP Financial Definitions
FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“Nareit”). A reconciliation of net income per share to FFO per share is included in the financial tables accompanying this press release.
NOI and Same Store NOI
NOI represents total revenues less total operating expenses, as reconciled to net income above. The Company considers NOI to be a meaningful non-GAAP financial measure for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company’s use of NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not affect the overall performance of the individual assets being measured and assessed.
Same Store NOI is presented for the same store portfolio, which comprises all properties that were owned by the Company throughout both of the reporting periods.

Company Information

Company Information

Corporate Headquarters	Stock Exchange Listing	Contact Information
Veris Residential, Inc.	New York Stock Exchange	Veris Residential, Inc.
210 Hudson St., Suite 400		Investor Relations Department
Jersey City, New Jersey 07311	Trading Symbol	210 Hudson St., Suite 400
(732) 590-1010	Common Shares: VRE	Jersey City, New Jersey 07311

Anna Malhari
Chief Operating Officer
E-Mail: amalhari@verisresidential.com
Web: www.verisresidential.com

Executive Officers

Mahbod Nia	Amanda Lombard	Taryn Fielder
Chief Executive Officer	Chief Financial Officer	General Counsel and Secretary

Anna Malhari	Jeff Turkanis
Chief Operating Officer	EVP & Chief Investment Officer

Equity Research Coverage

Bank of America Merrill Lynch	BTIG, LLC	Citigroup
Josh Dennerlein	Thomas Catherwood	Nicholas Joseph

Evercore ISI	Green Street Advisors	JP Morgan
Steve Sakwa	John Pawlowski	Anthony Paolone

Truist
Michael R. Lewis
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